Net Medical

Tuesday, January 19, 2016

Net Medical Xpress

Noble.CON TWELVE

Safe Harbor Statements

Statements in this presentation that are not purely historical facts, including statements regarding Net Medical's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1996. Such statements consist of any statement other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as “may”, “expect”, “anticipate”, “intend”, “estimate” or “continue” or the negative thereof or other variations thereof or comparable terminology. The reader is cautioned that all forward-looking statements are speculative, and there are certain risks and uncertainties that could cause actual events or results to differ from those referred to in such forward-looking statements. This disclosure highlights some of the important risks regarding the Company’s business. The primary risk of the Company is its ability to raise new and continued capital to execute its comprehensive business strategy. There may be additional risks associated with the integration of businesses following an acquisition, the Company’s ability to comply with its senior debt agreements, concentration of revenue from one source, competitors with broader product lines and greater resources, emergence into new markets, natural disasters, acts of war, terrorism or other events beyond the Company’s control, the termination of any of the Company’s significant contracts or partnerships, the Company’s inability to maintain working capital requirements to fund future operations or the Company’s ability to attract and retain highly qualified management, technical and sales personnel, and the other factors identified by us from time to time in the Company’s filings with the Securities and Exchange Commission, which are available through http://www.sec.gov. However, the risks included should not be assumed to be the only things that could affect future performance.

Net Medical Xpress Solutions

- Leading in the Emerging Telemedicine Market
    - 1995 – Founded
    - 1999 – OTCBB : NMXS
- Experienced Management Team led by Dick Govatski, Chairman, CEO, President
- Headquarters: Albuquerque, NM
- Headcount: 25


Net Medical Xpress

Ideal Company

- Our Purpose at Noble Con 12
- Money in the Bank
- No Debt
- Significant Unused Lines of Credit
- Haven’t sold shares to raise money in 9 years
- Social Network – 625k followers – 109k following
- Undervalued – i.e.
  - Net Medical Trading @ par
  - Looking for upside - NMXS

- **Our GROWTH team**
  - Dick Govatski, CEO, Director (20 years)
  - Toby Dickey, CFO, Director (20 years)
  - Jason Sowash, Executive VP (4 years)
  - Rafael Rubio, CTO (15 years)
  - Cody Pisto (VP Engineering – 14 years)
  - Yadira Ortiz & Trish Condon – Credentialing & Licensing (11 years)
  - Kevin Painter & Stephenie Wilson – Office of Program Management (5 years)
- **Directors and Advisors**
  - John Handley, Director (11 years)
  - Frank Reidy Director (15 years)
  - Dr. Abinash Ackrekar CMO (9 years)
  - Dr. Neeraj Dubey Chief, Neurology (5 years)
  - Dr. Karen Berry, Chief, Psychiatry (2 years)
  - Frank Hawkins & Julie Marshall, Hawk Associates (16 years)
  - Jackson Morris, SEC Counsel, (10 years)
  - Paul Fisch, Managing Partner, Modrall Sperling General Counsel (8 years)
  - Gabriel Parra, Healthcare Counsel (Presbyterian Hospital – 15 years)

Describe Telemedicine

- Hospitals
- Doctors
- Tele
- Technology













An Expanding Market

- Treat and monitor patients with chronic conditions
- Connect rural communities with healthcare experts
- Record and broadcast procedures or educational courses
- Remotely monitor ICUs
- Communicate with younger generations of patients
- Outsource consults for radiology, specialized care and more
- Create virtual medical centers

Key Industry Statistics: Global

Revenue: $30B by 2020

US Market: 40%

Annual Growth 10-15: 34%

Reasons: Increased Aging,
Chronic Diseases
Reduce # of hospital visits
Reduce Length of Stay
Physician Shortage
Increase costs for healthcare

Source: Mordor Intelligence

Hospitals in U.S.

- 7,000 Hospitals
- 50% - Rural


H
hOsPitaL
EXIT 19

How the Market is Changing


2013
2015
2016
Doctors Hired
Technology Replaced Physical Presence
Pinch – 2007
Doctor Shortages

So What's the Big Problem


3A
STATION
EXIT

**Is There
A Doctor
in the House?**

Lea Regional Hospital


EMERGENCY
Christ Medical Center Entrance
Children's Hospital
Patient/Visitor Parking



- 17 Neurologists & Neurosurgeons
- 15 Psychiatrists

Revenue Producing Technology

Revenue Loss




PROFIT
LOSS

Rural Hospitals



Barriers to Entry

- Doctors
- Malpractice Insurance
- Cyber Liability Insurance


MEDICAL CENTER

- Technology Purchases
- Attitudes towards telemed
- Hospital Infrastructure




H
Hospital

- CEO’s
- CMO’s
- CNO’s
- CIO’s
- Medical Director
- ER Director
- IT


H

Net Medical's Solutions & Services

X-REX



Net Medical X-REX
X-REX Radiology System
Diagnose Case - 2012-10NMNDCT (Net Medical Stroke)
Search
Patient
Advanced Search
User Name:
Test, Internal
Role:
Neurologist
Doctors Group:
Division:
Demographics
Name:
DOE, JAMES
ID:
123456789
Gender:
MALE
Exam Type:
MRI BRAIN
Reason For Exam:
TEST
Tech Notes:
N/A

X-REX Mobile



On Call Doctors



Clinical & Diagnostics



Xpress Cart



Staffing



Recent Developments

- **Net Medical Xpress Announces Comprehensive New Telemedicine Building Blocks**

Expected to be Released to Over 100 Hospitals in 2016

15 December 2015 - Net Medical Xpress Solutions, Inc. announced today the release of its new *Telemed Building Blocks* technology that enables healthcare facilities to set up their own customized Telemedicine infrastructure platforms.

………….. ***Big Technology News for Telemedicine***

Net Medical's Technology Feature-Benefits

TBB Features	Benefits
Video Conferencing	Puts Doctor & Patient together over long distances
Digital Paper	Keeps track of Patient records, forms, communications
EMR Integration	Keeps records in one system
Building Blocks	Builds custom platforms
All-in-One Technology	Simple, Complex made easy!

Competition

Product Areas	Company
Primary Care	Doctors on Demand, Teladoc, American Well, My OnCall Doc, M.D. Aligne, host of others, MD Live
Neurology	Specialists On Call, Neuro Call, Telespecialists, Universities (AZ, OH, PA, etc), Novant Health, Mayo Clinic, Baptist
Equipment Companies	InTouch, Global Med, Reach, AMD Global, Polycom, hundreds of others
Behavior	United Healthcare, Molina, Insight, Hospitals i.e. Mercy, Novant, Banner
Multi Modality – All In One Technology	**Net Medical**

Pricing

- No Insurance Billing
- Billing to Hospital Only
- $100 - $185 - $500 - $1200
- Followup Fees Depend on Initial Consults

Current Stats

- Investor Confidence – Profitable
- Staff- Avg Time spent with company – 8 years
  - Users of Net Medical's Services - 20,000 Nursing Homes, 150 Mobile Companies, 50 hospitals, 381 Jails, 143 hospitals to begin using Net Medical in next 2 years
  - Strategic partnerships – Dell Computer
  - Product status— Deliverable NOW
  - Other significant information – CMS Grant $15m shared with University of New Mexico
  - Price competitive – NO ONE BEATS US


H

Projected Growth

- Revenue
  - Increase in telemedicine consults
  - Anticipated telemedicine technology licensing
  - More doctor coverage
- Acquisitions
  - When timing is right

Current Growth Forecast

	2015 E	2016 E	2017 E
Revenue	4,200,000	6,000,000	8,500,000
COGS	2,900,000	4,200,000	5,950,000
Gross Profit	1,300,000	1,800,000	2,550,000
Expenses	1,100,000	1,100,000	1,200,000
Net	200,000	700,000	1,350,000
Gross Profit%	30.95%	30.00%	30.00%

- Overall gross profit percentage has increased from 17% to 30% over the last few years
- Focus in the future is on services with higher profit margins
- Technology allows us to maintain low overhead while we expand services

Business Strategy

- Selling Our Products
  - Technology
  - Doctors
  - Clinical and/or Diagnostic
  - Recruiting
  - Specialized Services
    - DNA and Cancer Screening Tests
    - Transgender
    - OEM


cura
Emergency Care for Choking

- **Our GROWTH team**
  - Dick Govatski, CEO, Director (20 years)
  - Toby Dickey, CFO, Director (20 years)
  - Jason Sowash, Executive VP (4 years)
  - Rafael Rubio, CTO (15 years)
  - Cody Pisto (VP Engineering – 14 years)
  - Yadira Ortiz & Trish Condon – Credentialing & Licensing (11 years)
  - Kevin Painter & Stephenie Wilson – Office of Program Management (5 years)

- **Directors and Advisors**
  - John Handley, Director (11 years)
  - Frank Reidy Director (15 years)
  - Dr. Abinash Ackrekar CMO (9 years)
  - Dr. Neeraj Dubey Chief, Neurology (5 years)
  - Dr. Karen Berry, Chief, Psychiatry (2 years)
  - Frank Hawkins & Julie Marshall, Hawk Associates (16 years)
  - Jackson Morris, SEC Counsel, (10 years)
  - Paul Fisch, Managing Partner, Modrall Sperling General Counsel (8 years)
  - Gabriel Parra, Healthcare Counsel (Presbyterian Hospital – 15 years)

Summary

- Unique Products and Services
- Favorable Market Trends
- Competitive Advantage & Strengths
- Marketing Approach
- Robust Pipeline
- Intellectual Property
- Experienced Management Team

OTCQB: NMXS

Net Medical Xpress

Q & A